                                                                EXHIBIT 99(a)(3)

                         NOTICE OF GUARANTEED DELIVERY
                                      for
                        Tender of Shares of Common Stock
                                       of

                        Amati Communications Corporation
                                       to

                          DSL Acquisition Corporation
                        a direct wholly owned subsidiary
                                       of

                         Texas Instruments Incorporated

     As set forth in Section 3 of the Offer to Purchase (as defined below), this form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if the certificates representing shares of common stock, par value $.20 per share of Amati Communications Corporation (the "Shares"), are not immediately available or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or the procedures for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined in Section 3 of the Offer to Purchase). See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:
                        CHASEMELLON SHAREHOLDER SERVICES

             By Mail:                  By Facsimile Transmission:                  By Hand:
 ChaseMellon Shareholder Services            (201) 329-8936            ChaseMellon Shareholder Services
     Attention: Reorganization         (For Eligible Institutions          Attention: Reorganization
             Department                           Only)                           Department
       Post Office Box 3301                                                120 Broadway, 13th Floor
South Hackensack, New Jersey 07660   Confirm Facsimile by Telephone:       New York, New York 10271
                                             (201) 296-4860
                                         (For Confirmation Only)             By Overnight Courier:
                                                                       ChaseMellon Shareholder Services
                                                                           Attention: Reorganization
                                                                                  Department
                                                                              85 Challenger Road
                                                                       Ridgefield Park, New Jersey 07660

                             ---------------------

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN
     AS SET FORTH ABOVE, OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN
           AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to DSL Acquisition Corporation, a Delaware corporation and a direct wholly owned subsidiary of Texas Instruments Incorporated, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 25, 1997 (the "Offer to Purchase") and the related Letter of Transmittal (which, together with any amendments and supplements, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

Number of Shares:
                 ---------------------------------------------------------------

Stock Certificate Numbers (if available):
                                         ---------------------------------------

If Shares will be delivered by book-entry transfer, check one box:

[ ]  The Depository Trust Company

[ ]  Philadelphia Depository Trust Company

Account Number
              ------------------------------------------------------------------

Dated:
      ------------------------, 199_


                              PLEASE TYPE OR PRINT

Name(s) of Record Holder(s):
                            ----------------------------------------------------

Address(es)
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------

--------------------------------------------------------------------------------

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                                  SIGNATURE(S)

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), hereby guarantees that either the certificates representing the Shares tendered hereby in proper form for transfer, or timely confirmation of a book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company (pursuant to procedures set forth in Section 3 of the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase)) and any other documents required by the Letter of Transmittal, will be received by the Depositary at one of its addresses set forth above within three (3) New York Stock Exchange trading days after the date of execution hereof.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal, certificates for Shares and any other required documents to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and
Telephone Number:
                 ---------------------------------------------------------------

--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE

Name:
     ---------------------------------------------------------------------------
                              PLEASE TYPE OR PRINT

Title:
      --------------------------------------------------------------------------

Dated:
      ---------------------- , 199_


NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE OF GUARANTEED
      DELIVERY. CERTIFICATES FOR SHARES ARE TO BE DELIVERED WITH THE LETTER OF TRANSMITTAL.